Exhibit 99.1

Contact:

Michael J. Culotta

Executive Vice President and Chief Financial Officer

(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE THIRD QUARTER OF 2012

AND NINE MONTHS ENDED SEPTEMBER 30, 2012

Year to Date Adjusted EBITDA Increases 8%

Year to Date Adjusted Diluted Earnings Per Share Increase 9%

Quarterly Generic Dispensing Rate Exceeds 84%

Company Updates Guidance

LOUISVILLE, Kentucky (November 1, 2012) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported its financial results for the third quarter of 2012 and nine months ended September 30, 2012.

Commenting on the Company’s results, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We are seeing the rewards of past and ongoing initiatives to improve the customer experience, which is leading to gains in bed retention rates and early signs of improved sales productivity. Gross margins have also shown improvement, driven primarily by brand to generic conversions. This quarter, we dispensed an industry leading 84% generic prescriptions. We are confident we can build upon this momentum and expect further gains in bed retention rates, sales productivity and margin improvement over the coming quarters.

“Finally, we expect the fourth quarter will lead to the culmination of a solid year end. Therefore, we are tightening our 2012 guidance.”

The results for the third quarter and nine months are set forth below:

•	Key Comparisons of Nine Months Ended September 30, 2012 and 2011:

•	Net income for the nine months ended September 30, 2012, was $19.2 million, or $0.64 diluted earnings per share, compared with $15.5 million, or $0.53 diluted earnings per share, for the same period in 2011. Adjusted diluted earnings per share were $0.93 during the first nine months of 2012 compared with $0.85 diluted earnings per share in the same period in 2011, an increase of 9.4%.

•	Adjusted EBITDA for the nine months ended September 30, 2012, was $76.7 million compared with $70.9 million for the same period in 2011, an increase of 8.2%.

•	Gross profit for the nine months ended September 30, 2012, was $224.3 million compared with $218.8 million in the same period of 2011. Gross margin expanded 220 basis points to 16.0% in the first nine months of 2012 compared with 13.8% in the first nine months of 2011. The increase in gross margin was a result of the generic dispensing rate increasing 330 basis points to 82.8% in the first nine months of 2012 compared with 79.5% in the first nine months of 2011.

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

•	Revenues for the nine months ended September 30, 2012, were $1,399.4 million compared with $1,585.5 million for the same period of 2011, a decrease of 11.7%, driven in part by higher generic dispensing.

•	Cash flows provided by operating activities were $103.2 million compared with $12.3 million in the same period of 2011.

•	Key Comparisons of Third Quarters Ended September 30, 2012 and 2011:

•	Net income for the third quarter of 2012 was $6.0 million, or $0.20 diluted earnings per share, compared with $4.8 million, or $0.16 diluted earnings per share, for the same period in 2011. Adjusted diluted earnings per share were $0.33 in 2012 compared with $0.31 diluted earnings per share in 2011, an increase of 6.5%.

•	Adjusted EBITDA for the third quarter of 2012 was $26.2 million compared with $25.4 million in the third quarter of 2011, an increase of 3.2%.

•	Gross profit for the third quarter of 2012 was $75.6 million compared with $75.7 million in the third quarter of 2011. Gross margin expanded 250 basis points to 17.1% in the third quarter of 2012 compared with 14.6% in the third quarter of 2011. The increase in gross margin was a result of the generic dispensing rate increasing 480 basis points to 84.4% in the third quarter of 2012 compared with 79.6% in the third quarter of 2011.

•	Revenues for the third quarter of 2012 were $442.0 million compared with $518.7 million for the third quarter of 2011, a decrease of 14.8%, driven in part by higher generic dispensing.

•	Cash flows provided by operating activities for the third quarter of 2012 were $51.4 million compared with cash flows provided by operating activities of $12.0 million in the third quarter of 2011.

Fiscal 2012 Earnings Guidance

The Company updates its fiscal 2012 earnings guidance range as follows:

(in millions, except per share data)	Previous Guidance	Current Guidance
Revenues	$1,815.0 - $1,845.0	$1,825.0 - $1,835.0
Adjusted EBITDA	$93.0 - $102.0	$98.0 - $102.0
Depreciation and amortization expense	$31.0 - $29.0	$30.5 - $30.3
Interest expense, net	$9.8 - $9.6	$10.2 - $10.0
Tax rate	40.3% - 40.1%	40.0%
Net income	$31.2 - $38.0	$34.4 - $37.0
Adjusted diluted earnings per share	$1.05 - $1.28	$1.15 - $1.24
Common and common equivalent shares outstanding	29.6	29.9

As is normal practice, the fiscal 2012 earnings guidance does not consider any benefits from future acquisitions nor does it consider any merger, acquisition, integration costs and other charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges. Also, the guidance does not consider the potential impact of any future acquisitions or the expected conversion to Average Manufacturers Price (“AMP”) because the effect of these items cannot be reasonably estimated at this time.

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

Conference Call

Management will hold a conference call to review the financial results for the third quarter on November 2, 2012, at 10:00 a.m. Eastern Time. To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com. To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through November 16, 2012, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 323822112.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States. As of September 30, 2012, PharMerica operated 94 institutional pharmacies in 44 states. PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers. The Company also provides pharmacy management services to long-term care hospitals.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities. Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the strength of the Company’s financial performance during 2012, the impact of the brand to generic drug conversions on the Company, the Company’s ability to identify and consummate future acquisitions, the Company’s ability to deliver outstanding value to its shareholders, the Company’s plan to accelerate the rollout of on-site dispensing technology and cost containment products, the Company’s continued pursuit of its strategic initiatives including those focused on client retention and operating margins, and the Company’s ability to renegotiate its Prime Vendor Agreement by October 2013. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions. These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS

(In millions, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011		2012		2011		2012
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Revenues	$518.7	100.0%	$442.0	100.0%	$1,585.5	100.0%	$1,399.4	100.0%
Cost of goods sold	443.0	85.4	366.4	82.9	1,366.7	86.2	1,175.1	84.0

Gross profit	75.7	14.6	75.6	17.1	218.8	13.8	224.3	16.0
Selling, general and administrative expenses	55.1	10.6	54.0	12.2	162.8	10.3	161.5	11.5
Amortization expense	3.0	0.6	3.2	0.7	8.4	0.5	9.0	0.6
Impairment of intangible assets	5.1	1.0	—	—	5.1	0.3	—	—
Merger, acquisition, integration costs and other charges	1.8	0.3	6.1	1.4	11.6	0.7	14.3	1.0

Operating income	10.7	2.1	12.3	2.8	30.9	2.0	39.5	2.9
Interest expense, net	2.6	0.5	2.4	0.5	6.3	0.4	7.6	0.6

Income before income taxes	8.1	1.6	9.9	2.3	24.6	1.6	31.9	2.3
Provision for income taxes	3.3	0.6	3.9	0.9	9.1	0.6	12.7	0.9

Net income	$4.8	1.0%	$6.0	1.4%	$15.5	1.0%	$19.2	1.4%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Earnings per common share:
Basic	$0.16	$0.20	$0.53	$0.65
Diluted	$0.16	$0.20	$0.53	$0.64
Shares used in computing earnings per common share:
Basic	29,366,998	29,491,234	29,324,094	29,470,473
Diluted	29,531,095	29,846,679	29,423,330	29,829,169

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except share and per share amounts)

	(As Adjusted)
	Dec. 31, 2011	Sept. 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$17.4	$49.5
Accounts receivable, net	232.2	209.9
Inventory	130.6	98.0
Deferred tax assets, net	36.5	33.1
Prepaids and other assets	34.5	34.4

	451.2	424.9

Equipment and leasehold improvements	145.0	157.1
Accumulated depreciation	(92.6)	(105.5)

	52.4	51.6

Deferred tax assets, net	0.6	0.1
Goodwill	214.9	214.9
Intangible assets, net	100.2	94.0
Other	14.7	12.7

	$834.0	$798.2

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54.7	$43.6
Salaries, wages and other compensation	35.1	33.7
Current portion of long-term debt	6.3	9.4
Other accrued liabilities	6.7	15.0

	102.8	101.7

Long-term debt	293.7	234.4
Other long-term liabilities	23.7	24.8

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2011, and September 30, 2012	—	—
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,794,000 and 30,940,109 shares issued as of December 31, 2011, and September 30, 2012, respectively	0.3	0.3
Capital in excess of par value	355.9	361.4
Retained earnings	68.4	87.6
Treasury stock at cost, 1,350,128 shares and 1,455,347 shares at December 31, 2011, and September 30, 2012, respectively	(10.8)	(12.0)

	413.8	437.3

	$834.0	$798.2

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Cash flows provided by (used in) operating activities:
Net income	$4.8	$6.0	$15.5	$19.2
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4.8	4.6	14.9	13.9
Amortization	3.0	3.2	8.4	9.0
Impairment charge	5.1	—	5.1	—
Merger, acquisition, integration costs and other charges	0.5	0.3	1.2	2.2
Stock-based compensation	1.3	2.3	4.5	5.2
Amortization of deferred financing fees	0.2	0.3	0.7	0.7
Deferred income taxes	2.9	(2.1)	9.8	3.9
Loss (gain) on disposition of equipment	0.1	—	0.3	(0.1)
Other	(0.2)	0.1	(0.2)	0.1
Change in operating assets and liabilities:
Accounts receivable, net	6.1	9.4	(2.2)	22.3
Inventory	10.8	11.1	(29.1)	32.7
Prepaids and other assets	1.9	2.9	(6.9)	0.1
Accounts payable	(28.3)	7.2	(21.3)	(10.8)
Salaries, wages and other compensation	(0.9)	0.8	11.6	(3.8)
Other accrued liabilities	(0.1)	5.3	—	8.6

Net cash provided by operating activities	12.0	51.4	12.3	103.2

Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(3.2)	(6.6)	(9.4)	(13.5)
Acquisitions, net of cash acquired	—	(0.4)	(8.5)	(0.8)
Cash proceeds from the sale of assets	0.1	—	0.1	0.3

Net cash used in investing activities	(3.1)	(7.0)	(17.8)	(14.0)

Cash flows provided by (used in) financing activities:
Repayments of long-term debt	—	(6.3)	(240.0)	(6.3)
Proceeds from long-term debt	—	—	250.0	—
Net activity of long-term revolving credit facility	(13.0)	—	5.4	(50.0)
Payments of debt issuance costs	—	—	(9.8)	—
Repayments of capital lease obligations	(0.3)	—	(0.7)	(0.1)
Issuance of common stock	0.1	0.4	0.2	0.5
Treasury stock at cost	—	(1.0)	(0.1)	(1.2)

Net cash (used in) provided by financing activities	(13.2)	(6.9)	5.0	(57.1)

Change in cash and cash equivalents	(4.3)	37.5	(0.5)	32.1
Cash and cash equivalents at beginning of period	14.6	12.0	10.8	17.4

Cash and cash equivalents at end of period	$10.3	$49.5	$10.3	$49.5

Supplemental information:
Cash paid for interest	$2.6	$2.2	$5.1	$7.2

Cash paid for taxes	$(0.2)	$1.8	$0.1	$4.0

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION

MERGER, ACQUISITION, INTEGRATION COSTS AND OTHER CHARGES

The following is a summary of merger, acquisition, integration costs and other charges incurred by PharMerica for the three and nine months ended September 30, 2011 and 2012 (unaudited).

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions, except per share amounts)	2011	2012	2011	2012
Merger, integration costs and other charges:
Pre-Pharmacy transaction litigation matters	$(2.0)	$—	$(2.0)	$—
Tender offer costs	1.1	—	1.1	1.9
Professional and advisory fees	0.2	1.2	0.6	2.2
General and administrative	—	—	0.1	—
Employee costs	—	0.2	0.2	0.2
Severance costs	—	—	0.2	—
Facility costs	0.3	—	0.2	0.4
Other	0.1	0.8	—	0.9

	(0.3)	2.2	0.4	5.6

Acquisition related costs:
Professional and advisory fees	0.9	2.8	4.1	5.4
General and administrative	0.1	—	0.7	0.1
Employee costs	0.5	0.6	2.5	2.1
Severance costs	0.2	0.2	1.6	0.5
Facility costs	0.3	0.1	1.5	0.5
Other	0.1	0.2	0.8	0.1

	2.1	3.9	11.2	8.7

Total merger, acquisition, integration costs and other charges	$1.8	$6.1	$11.6	$14.3

Negative effect on diluted earnings per share	$(0.04)	$(0.13)	$(0.25)	$(0.29)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the three and nine months ended September 30, 2011 and 2012 (unaudited).

(In whole numbers, except where indicated)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Customer licensed beds under contract:
Beginning of period	353,024	326,148	362,901	339,498
Additions – PharMerica Corporation	3,229	4,758	13,870	13,758
Additions – Chem Rx	905	896	2,295	2,040
Losses – PharMerica Corporation	(13,561)	(8,385)	(30,287)	(28,681)
Losses – Chem Rx	(1,498)	(784)	(6,680)	(3,982)

End of period	342,099	322,633	342,099	322,633

Prescription data:
Prescriptions dispensed (in thousands)	10,357	9,711	31,733	29,675

Revenue per prescription dispensed	$48.57	$43.89	$48.49	$45.54

Gross profit per prescription dispensed	$7.13	$7.60	$6.71	$7.38

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Net income	$4.8	$6.0	$15.5	$19.2
Add:
Interest expense, net	2.6	2.4	6.3	7.6
Merger, acquisition, integration costs and other charges	1.8	6.1	11.6	14.3
Provision for income taxes	3.3	3.9	9.1	12.7
Impairment of intangible assets	5.1	—	5.1	—
Depreciation and amortization expense	7.8	7.8	23.3	22.9

Adjusted EBITDA	$25.4	$26.2	$70.9	$76.7

Adjusted EBITDA margin	4.9%	5.9%	4.5%	5.5%

UNAUDITED RECONCILIATION OF DILUTED EARNINGS PER SHARE

TO ADJUSTED DILUTED EARNINGS PER SHARE

(In whole numbers)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Diluted earnings per share	$0.16	$0.20	$0.53	$0.64
Diluted earnings per share impact of:
Impairment of intangible assets	0.11	—	0.11	—
Merger, acquisition, integration costs and other charges	0.04	0.13	0.25	0.29
Tax accounting matters	—	—	(0.04)	—

Adjusted diluted earnings per share	$0.31	$0.33	$0.85	$0.93

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA

TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Adjusted EBITDA	$25.4	$26.2	$70.9	$76.7
Interest expense, net	(2.6)	(2.4)	(6.3)	(7.6)
Provision for income taxes	(3.3)	(3.9)	(9.1)	(12.7)
Merger, acquisition, integration costs and other charges	(1.3)	(5.8)	(10.4)	(12.1)
Provision for bad debt	6.4	7.3	17.6	19.7
Stock-based compensation	1.3	2.3	4.5	5.2
Amortization of deferred financing fees	0.2	0.3	0.7	0.7
Deferred income taxes	2.9	(2.1)	9.8	3.9
Loss (gain) on disposition of equipment	0.1	—	0.3	(0.1)
Other	(0.2)	0.1	(0.2)	0.1
Changes in assets and liabilities	(16.9)	29.4	(65.5)	29.4

Net cash flows provided by operating activities	$12.0	$51.4	$12.3	$103.2

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PMC Reports Results for the Third Quarter of 2012

November 1, 2012

PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues. PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results. The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period. In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures. In addition, Adjusted EBITDA, as defined in the Credit Agreement, is used in conjunction with the Corporation’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge. Adjusted EBITDA, as defined in the Credit Agreement, is not the same calculation as this Adjusted EBITDA table. Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”). The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying unaudited condensed consolidated income statements and cash flows and must be considered in performing a comprehensive assessment of overall financial performance. PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, the impact of the impairment charge and the impact of tax accounting matters, as an indicator of its core operating results. The measurement is used in concert with net income and diluted earnings per share, which measure actual earnings per share generated in the period. PharMerica believes the exclusion of these charges in expressing adjusted diluted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period. Adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, the impact of the impairment charge and the impact of tax accounting matters, and the impact of impairment of intangible assets do not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for diluted earnings per share as measured under GAAP. The impact of merger, acquisition, integration costs and other charges, the impact of the impairment charge and the impact of tax accounting matters excluded from the diluted earnings per share are significant components of the accompanying unaudited condensed consolidated income statements and must be considered in performing a comprehensive assessment of overall financial performance.

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